UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 6, 2015 (April 6, 2015)

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Charter)

Colorado	2-17039	84-0467208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 East Anderson Lane Austin, Texas	78752-1602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 6, 2015, National Western Life Insurance Company, a Colorado corporation (“NWLIC”), National Western Life Group, Inc., a Delaware corporation and wholly-owned subsidiary of NWLIC (“Newco”), and NWLIC MergerCo, Inc., a Colorado corporation and wholly-owned subsidiary of Newco (“MergerCo”), entered into an Agreement and Plan of Merger (the “Reorganization Agreement”), that provides for the merger (the “Merger”) of NWLIC with MergerCo, with NWLIC surviving the Merger as a wholly-owned subsidiary of Newco, and the conversion of each share of Class A common stock, par value $1.00 per share, of NWLIC (“NWLIC Class A Stock”) and each share of Class B common stock, par value $1.00 per share, of NWLIC (“NWLIC Class B Stock”) issued and outstanding immediately prior to the effective time of the Merger, into one duly issued, fully paid and non-assessable share of Class A common stock, par value $0.01 per share, of Newco (“Newco Class A Stock”) or Class B common stock, par value $0.01 per share, of Newco (“Newco Class B Stock”), respectively (collectively with the other transactions contemplated by the Reorganization Agreement, the “Reorganization”). In addition, each outstanding option to acquire, or SARs relating to, shares of NWLIC Class A Stock would automatically convert into an option to acquire, or SARs relating to, on the same terms and conditions, an identical number of shares of Newco Class A Stock.

Upon completion of the Reorganization, Newco, a Delaware corporation, would, in effect, replace NWLIC, a Colorado corporation, as the publicly held corporation traded on the NASDAQ Global Select Market under the symbol “NWLI”, and the holders of NWLIC Class A Stock and NWLIC Class B Stock would hold the same number of shares and same ownership percentage of Newco after the Reorganization as they held of NWLIC immediately prior to the Reorganization.

The directors of Newco immediately following the Reorganization would be the same individuals who were directors of NWLIC immediately prior to the Reorganization.

The boards of directors of NWLIC, Newco and MergerCo have unanimously approved the Reorganization Agreement and the transactions contemplated thereby. The Reorganization Agreement is subject to specified conditions, including approval by NWLIC’s shareholders at NWLIC’s Annual Meeting of Shareholders (the “Annual Meeting”), which is currently scheduled for Friday, June 19, 2015. If approved by NWLIC’s shareholders at the Annual Meeting and the other conditions set forth in the Reorganization Agreement are satisfied, it is currently expected that the Reorganization would be completed in the latter part of 2015.

The Reorganization Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the effective time of the merger by action of the board of directors of NWLIC if it should determine that for any reason the completion of the transactions provided for therein would be inadvisable or not in the best interest of NWLIC or its shareholders.

The Reorganization is intended to be tax-free for NWLIC and its shareholders for U.S. federal income tax purposes.

Upon completion of the Reorganization, Newco Class A Stock would be deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), Newco would be the successor issuer to NWLIC.

The foregoing description of the Reorganization Agreement is not complete and is qualified in its entirety by reference to the Reorganization Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Additional Information and Where to Find It

NWLIC and Newco have filed a registration statement on Form S-4 that includes a preliminary proxy statement/prospectus and other relevant documents in connection with the proposed Reorganization. NWLIC SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN FILED AND MAILED, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. Investors may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about NWLIC, Newco and the proposed Reorganization, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the definitive proxy statement/prospectus (when available) and other filings containing information about NWLIC, Newco and the proposed Reorganization can be obtained without charge by directing a request to National Western Life Insurance Company, 850 East Anderson Lane, Austin, Texas 78752-1602, (telephone 512-836-1010) or accessing them on NWLIC’s corporate website at www.nationalwesternlife.com.

NWLIC, its directors, executive officers, certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of NWLIC in favor of the proposed Reorganization. Solicitations may be made by mail, email, personal interview, telephone or other electronic transmission by directors, officers and other employees of NWLIC without additional compensation.

Additional information regarding the interests of potential participants in the proxy solicitation is included in the preliminary proxy statement/prospectus and will be included in the definitive proxy statement/prospectus and other relevant documents that NWLIC and Newco have filed and intend to file with the SEC in connection with the Annual Meeting.

On April 6, 2015, NWLIC issued a press release relating to the Reorganization. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated April 6, 2015, among National Western Life Insurance Company, a Colorado corporation, National Western Life Group, Inc., a Delaware corporation, and NWLIC MergerCo, Inc.

99.1	Press Release, dated April 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

Date: April 6, 2015

	By:	/s/ Brian M. Pribyl
	Name:	Brian M. Pribyl
	Title:	Senior Vice President Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated April 6, 2015, among National Western Life Insurance Company, a Colorado corporation, National Western Life Group, Inc., a Delaware corporation, and NWLIC MergerCo, Inc.

99.1	Press Release, dated April 6, 2015.